UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2005

ITEC ENVIRONMENTAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

033-31067
(Commission File Number)

311705310
(IRS Employer Identification No.)

5300 Claus Rd., Box 760
Riverbank, CA. 95367
(Address of principal executive offices)(Zip Code)

(209) 881-3523
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Section 1 - Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement.

On May 26, 2005, Itec Environmental Group, Inc., a Delaware corporation (the “Company” or “Itec”), Itec’s wholly owned subsidiary, Itec Acquisitions, Inc., a Delaware corporation (“Merger Sub”) and Rose Waste Systems, Inc., a California corporation (“Rose Waste”) entered into an Agreement and Plan of Merger (the “Agreement”) pursuant to which, at the Effective Time, (i) Merger Sub will merge with and into Rose Waste, Rose Waste will be the Surviving Corporation and the separate existence of Merger Sub will thereupon cease; (ii) each share of common stock of Merger Sub outstanding immediately prior to the Effective Time will convert into one (1) share of common stock of the Surviving Corporation; and (iii) each share of Rose Waste Common Stock outstanding immediately prior to the Effective Time will be converted and Itec will issue to George Gitschel, Rose Waste’s sole shareholder, 4,000,000 fully paid and nonassessable shares of Itec Common Stock, subject to certain adjustments (the “Merger Shares”). Further, the Merger Shares carry piggy-back registration rights. The Merger Shares shall be issued pursuant to Rule 506 of Regulation D. Mr. Gitschel, the sole shareholder of Rose Waste and recipient of the Merger Shares is an accredited investor.

Consummation of the merger is conditional upon completion of certain closing conditions including, but not limited to, (a) Itec shall have received (i) no less than $3,000,000 pursuant to the offering of its securities, and (ii) the $2,000,000 loan from the CIWMB of the State of California (the “Financing”) within the one hundred and fifty (150) day period following the Effective Time, (b) George Gitschel shall have executed an Employment Agreement which shall be agreeable to both Itec and Mr. Gitschel, (c) George Gitschel and Itec shall have executed and delivered (a) the Pledge Agreement and (b) a Letter Agreement acceptable to them in their absolute discretion regarding Itec’s obligations (i) to maintain George Gitschel as a director and officer of Itec and the Surviving Corporation (ii) to support financially, operationally and administratively the Surviving Corporation as a separate entity, (iii) to permit Rose Waste to pay or distribute to George Gitschel as and when he elects Rose Waste cash equal to any unpaid profit of Rose Waste as of the Closing Date, and (iv) to permit Rose Waste to sell at cost to George Gitschel certain investments in other companies made by Rose Waste and not germane to its business (“Letter Agreement”), (d) Itec shall have adopted the New Itec Option Plan which shall be agreeable to both Itec and Mr. Gitschel, (e) Mr. George Gitschel shall be satisfied, in his sole and absolute discretion, with his due diligence review (including that of his professional advisors) of Itec including, but not limited to, their examination of the balance sheets, the patents licensed by Itec and the agreements relating thereto and the tax returns of Itec, and (f) Mr. George Gitschel shall have been appointed the Vice President of Business Development and to the Board of Directors of Itec and the Surviving Corporation.

Pending completion of the closing conditions set forth above, the merger consideration from Rose Waste will be held in escrow. Further, In the event (i) of a Bankruptcy, (ii) the terms of George Gitschel’s Employment Agreement with Itec, the Pledge Agreement or the Letter Agreement are violated, or (iii) the Financing is not completed on or before one hundred and fifty (150) days after the Effective Time, George Gitschel shall have the right to return the Merger Shares in exchange for all of the Rose Waste Common Stock as provided in the Pledge Agreement, thereby regaining control of Rose Waste.

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 23, 2005 (the "Dismissal Date"), Pohl, McNabola, Berg + Company, LLP ("PMB"), was dismissed as independent auditor of Itec Environmental Group, Inc., a Delaware corporation (the "Company") in connection with the engagement of Salberg & Company, P.A., as the independent registered public accounting firm for the Company (“Salberg”). PMB's reports on the Company's 10-KSB and 10-KSB for each of the years ended December 31, 2004 and 2003, respectively, and all subsequent interim periods up and until the Dismissal Date, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, other than reflecting an uncertainty as to the Company's ability to continue as a going concern.

During each of the two (2) years ended December 31, 2004 and 2003, and all subsequent interim periods up and until the Dismissal Date, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to PMB's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The Company requested PMB to furnish a letter addressed to the United States Securities and Exchange Commission, stating whether they agree with the statements made by the Company in this Current Report on Form 8-K, and, if not, stating the respects in which it does not agree. A copy of this letter, dated as of May 26, 2005, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On May 24, 2005, the Company engaged Salberg as its independent registered public accounting firm to audit the Company's financial statements. During each of the two (2) years ended December 31, 2004 and 2003, and all subsequent interim periods up and until the Dismissal Date, the Company did not consult Salberg on any matters described in Item 304(a)(2)(i) of Regulation S-B. During each of the two (2) years ended December 31, 2004 and 2003, and all subsequent interim periods up and until the Dismissal Date, the Company did not consult Salberg on any matters described in Item 304(a)(2)(ii) of Regulation S-B.

The decision to change accountants was recommended and approved by the Board of Directors of the Company on May 17, 2005.

Section 9. Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits.

Exhibit Number	Description
10.1	Agreement and Plan of Merger
16.1	Letter on change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEC ENVIRONMENTAL GROUP, INC. (Name of Registrant)

Date: May 26, 2005	By:	/s/ Gary De Laurentiis

Name: Gary De Laurentiis Its: CEO

EXHIBIT INDEX

Exhibit Number	Description	Location
10.1	Agreement and Plan of Merger	Attached
16.1	Letter on change in certifying accountant	Attached